Foreign Subcustodians:

Citibank N.A.
Securities Services Unit
Bartolome Mitre 530
(C1036AAJ)
1036 Buenos Aires, Argentina
BIC: CITIUS33ARR**

UniCredit Bank Austria AG
Custody Department / Dept.
8398-TZ
Julius Tandler-Platz 3
A-1090 Vienna, Austria
BIC: BKAUATWWXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD

Deutsche Bank AG,
Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX

Citibank N.A. –
São Paulo Branch
AV Paulista, 1111
São Paulo, SP 01311-920
Brazil
BIC CITIUS33BRR**

Standard Chartered Bank
Botswana Limited
Queens Road
Standard House Building
P.O. Box 496
Gaborone,Botswana
BIC: SCHBBWGXXXX

RBC Dexia Investor Services
Securities Cage
155 Wellington Street West,
2nd Floor
Toronto, ON Canada M5V 3L3
Ref a/c: TXXXXXXXXXX
BIC: ROYCCAT2XXX

Canadian Depository
for Securities (CDS)
CDSX Settlements
CDS Participant # (CUID):
SSTA
Quote State Street Fund #:
XXXX

State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario\
M5C 3G6

Clearstream Banking SA
The Square
42, Avenue JF Kennedy
L-1855 Luxembourg
Luxembourg
BIC: CEDELULLXXX
Euroclear Bank
1 Boulevard du Roi Albert II
B-1210 Brussels
Belgium
BIC: MGTCBEBEXXX

Credit Suisse AG
Uetlibergstrasse 231
8070 Zurich, Switzerland
BIC: CRESCHZZ80A

Banco Itau Chile
Santiago Branch
Enrique Foster Sur 20, Piso 5,
Las Condes
Santiago de Chile
BIC: ITAUCLRM
Ref: Dpto. Custodia de
Valores

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX
E/D: Shenzhen – China
Securities Depository and
Clearing Corporation
Limited, Shenzhen branch
(CSDCC Shenzhen)

Cititrust, S.A.
Carrera 9A No 99-02
Bogotá DC, Colombia
BIC: CITIUS33COR**
Attn: Securities Services Dept.

Ceskoslovenska Obchodni
Banka A.S.
Radlická 333/150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX

Deutsche Bank AG,
Domestic Custody Services
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany

Clearstream Banking AG, Frankfurt
For all State Street locations except Munich and Eschborn
Ref: Clearstream Banking AG, Frankfurt
Account # 7015
BIC: DEUTDEFFCUS

Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen,Denmark
BIC: ESSEDKKKXXX

HSBC Bank Egypt SAE
6th Floor
306 Corniche El Nil,
Maadi
Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX

Deutsche Bank SAE
Direct Securities Services
Calle de Rosario Pino 14-16,
Planta 1
28020 Madrid
Spain
BIC: DEUTESBBXXX

SEB Merchant Banking
Securities Services
Box 630
SF-00101 Helsinki, Finland
BIC: ESSEFIHXXXX

Deutsche Bank AG,
Netherlands
(operating through the
Amsterdam branch with
support from its Paris branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

State Street Bank and Trust
Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL
CREST
Participant # AA011
Deutsche Bank AG
15 Austin Friars
London EC2N 2HE

BNP Paribas Securities
Services, S.C.A.,
94 V. Sofias Avenue &
Kerasountos 1 Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5-6
H-1054 Budapest, Hungary
BIC: BACXHUHBXXX

Deutsche Bank A.G.
Deutsche Bank Building,
4th Floor
Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia
Attn: Domestic Custody
Services
BIC: DEUTIDJAXXX

Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS

Deutsche Bank AG
Domestic Custody Services
Block B1, 4th Floor,
Nirlon Knowledge Park
Off Western Express Highway
Goregaon (E)
Mumbai, India 400 063
BIC: DEUTINBBXXX

Deutsche Bank S.p.A.
Domestic Custody Services
Via Melchiorre Gioia 8 –
6th Floor. 20124 Milan
Italy
BIC: DEUTITMMTIT

HSBC Bank Middle East,
Amman Branch
Jordan Area Management
Office,
Zahran Street
Fifth Circle
P.O. Box 926518
Amman 11190, Jordan
Attn: Custody and Clearing
Department
BIC: BBMEJOAXXXX

The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11-1 Nihonbashi 3-chome,
Chuo-ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX

Deutsche Bank AG
Domestic Custody Services
18th Floor, Young-Poong
Bldg., 33 Seorin-dong
Chongro-ku, Seoul 110-752
Korea
BIC: DEUTKRSEXXX

Citibank Maghreb
Zénith Millénium Immeuble1,
Sidi Maârouf - B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX

Banco Nacional de México
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01210
BIC: CITIUS33MER**

Standard Chartered Bank
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX

Deutsche Bank AG,
Netherlands
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

Skandinaviska Enskilda
Banken (SEB)
Securities Services
Filipstad Brygge 1
N-0123 Oslo, Norway
BIC: ESSENOKXXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX

Citibank S.A., Lima.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM**

Deutsche Bank AG,
Manila Branch
Global Transaction Banking
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX

Bank Handlowy w
Warszawie S.A.
ul Senatorska 16
00-249 Warsaw, Poland
Attn: Custody Department
BIC: CITIPLPXXXX

Deutsche Bank AG,
Netherlands
(operating through the
Amsterdam branch with
support from its Lisbon
branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam, The
Netherlands
BIC: DEUTNL2AXXX

HSBC Bank Middle East,
Muscat Branch
Bait Al Falaj, Main Office
Ruwi, Oman
Attn: Custody Services
BIC: BBMEOMRXXXX

HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX

ING Bank N.V.,
Bucharest Branch
Crystal Tower
48 lancu de Hunedoara Blvd.
011745 Bucharest 1, Romania
BIC: INGBROBUXXX

ING Bank (Eurasia) ZAO
36, Krasnoproletarskaya
Street
127473 Moscow, Russian
Federation
BIC: INGBRUMMXXX

Skandinaviska Enskilda
Banken (SEB)
Sergels Torg 2
SE-106 40 Stockholm,
Sweden
BIC: ESSESESSXXX

Citibank, N.A.
Citigroup® Global
Transaction Services
Regional Services Center
Citi Singapore Campus (CSC),
3 Changi Business
Park Crescent,
#07-00, Singapore 486026
BIC: CITISGSGXXX

UniCredit Banka Slovenija d.d.
Wolfova 1
1000 Ljubljana, Slovenia
BIC: BACXSI22XXX

Standard Chartered Bank
(Thai) Public Company Limited
Sathorn Nakorn Tower – 14th
Floor, Zone B
90 North Sathorn Road
Silom, Bangkok 10500,
Thailand
Attn: Custodial
Services Department
BIC: SCBLTHBXXXX

Citibank, A.S.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX

Deutsche Bank AG, Taipei
Branch
296 Ren-ai Road
Taipei 106 Taiwan R.O.C.
BIC: DEUTTWTPXXX

Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX

FirstRand Bank LImited
Mezzanine Floor
3 First Place BankCity
Corner Simmonds & Jeppe
Streets
Johannesburg 2001
Republic of South Africa
BIC: FIRNZAJJXXX

Barclays Bank
of Zimbabwe Limited
Birmingham Rd Branch
Corporate Centre, 1st Floor,
East Wing
Birmingham Rd. Cnr.
Paisley Rd.
Harare, Zimbabwe
Attn: Custody
Services Department
BIC: BARCZWHXXXX